Acquisitions (Tables)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Disclosure Of Detailed Information About Consideration Paid
The acquisition date fair value of the consideration transferred consisted of the following:

Purchase price:
Share consideration (1)	$732,042
Option consideration (2)	19,777
Warrant consideration (3)	8,543
PSU and DSU consideration (4)	3,721
$764,083

(1)	The fair value of 94,635,765 common shares issued to Leagold shareholders was determined using the Company’s share price of C$10.51 per share on the acquisition date.
(2)
The fair value of 5,728,647 replacement options issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$7.77, expected life of 2.07 years, annualized volatility of 60.2%, dividend yield of 0.0%, and discount rate of 0.54%.

(3)
The fair value of 16,626,569 replacement warrants issued was determined using the Black-Scholes option pricing method with the following weighted average assumptions: exercise price of C$11.14, expected life of 0.32 years, annualized volatility of 44.1%, dividend yield of 0.0%, and discount rate of 0.69%.

(4)	The fair value of 369,919 replacement PSUs and 319,288 replacement DSUs issued was determined using the Leagold share price of C$3.49 on the acquisition date, adjusted for the 0.331 exchange ratio.

Disclosure Of Acquisition of Mesquite	The following table summarizes the final purchase price allocation:

	Reported as of March 31, 2020	Adjustments	Final allocation
Net assets (liabilities) acquired:
Cash and cash equivalents	$55,252	$-	$55,252
Trade and other receivables	33,524	-	33,524
Inventory (1)	90,082	59,996	150,078
Mineral properties, plant and equipment (2)	1,350,794	(32,009)	1,318,785
Other assets	21,432	-	21,432
Accounts payable and accrued liabilities	(88,490)	(406)	(88,896)
Loans and borrowings and accrued interest	(323,870)	-	(323,870)
Derivative liabilities	(78,526)	-	(78,526)
Reclamation obligations (3)	(69,487)	7,249	(62,238)
Deferred tax liabilities (4)	(195,628)	(34,830)	(230,458)
Other liabilities	(31,000)	-	(31,000)
Fair value of net assets acquired	764,083	-	764,083

(1)	The fair value of inventory was adjusted for refinements to estimated conversion costs for heap leach inventories and estimated forward gold prices in determining net realizable value.
(2)
Measurement period adjustments to mineral properties, plant and equipment result from additional analysis of capital costs recovery rates, and timing of cash flows used in the discounted cash flow models to estimate the fair value of mineral properties. During the period, the Company also physically reviewed fixed assets at certain sites and identified specified assets deemed to be obsolete.

(3)
The fair value of reclamation and remediation liabilities is based on the expected amounts and timing of cash flows for closure activities and discounted to present value using a credit-adjusted risk-free rate as of the acquisition date. Measurement period adjustments relate to refinements of cost escalation and cost estimates.

(4)
Deferred income tax liabilities represent the future tax expense associated with the differences between the fair value allocated to assets and liabilities and the historical carryover tax basis of these assets and liabilities. Measurement period adjustments include a $13.9 million deferred tax liability in relation to certain pre-export
finance loans in Brazil and the tax impact of other measurement period adjustments described above and recorded during the period.